N
EWS
R
ELEASE
EVEREST RE GROUP,

LTD.
Seon Place, 141 Front Street, 4
th

Floor, Hamilton HM 19, Bermuda
Contacts
Media: Dawn Lauer

Investors: Jon Levenson
Chief Communications Officer

Head of Investor Relations
Everest Global Services, Inc.

Everest Global Services, Inc.
908.300.7670

908.604.3169

Everest Re Group Reports Third Quarter 2021 Results
25% Growth in Gross Written Premium with an 87.9% Attritional Combined Ratio
On Track to Achieve Strategic Plan Objectives
HAMILTON,

Bermuda --

(BUSINESS WIRE)

– October

27, 2021

– Everest Re Group, Ltd. (“Everest”

or
the “Company”)

today reported its 2021 third quarter results.
Third Quarter 2021 Highlights
● Gross written premium (“GWP”) growth of 25% year over year to $3.5 billion
●
Insurance

segment

GWP

growth

of

43%

year

over

year

to

$1.0

billion.

The

second

consecutive
quarter above $1.0 billion GWP
● Reinsurance segment GWP growth of 19% year over year to $2.5 billion
●
Attritional combined ratio of 87.9%

●
Excellent

Insurance

segment

attritional

combined

ratio

of

90.3%,

a

3.9-point

improvement

year
over year
●
Pre-tax

Underwriting

loss

of

$323

million

inclusive

of

pre-tax

net

catastrophe

losses

of

$635
million
●
Robust net investment income of $293 million, led

by outstanding alternative asset performance of
$170 million
●
Common share repurchases of $160 million during the quarter

and $200 million year to date
● Annualized year to date Total Shareholder Return of 13.2%

Everest Re Group President & CEO Juan C. Andrade commented on the

Company’s results:
“During the third quarter of 2021, Everest made significant progress toward the strategic plan objectives
detailed in the June investor day presentation.

We achieved outstanding top line premium growth across
both of our insurance and reinsurance businesses, continued to improve the attritional profitability for our
Insurance Division, remained focused on risk appetite discipline and the diversification of our business,
demonstrated strong expense management, delivered excellent investment income results, opportunistically
reduced our cost of capital, and returned capital to our shareholders.

Despite the high frequency and
severity of the natural catastrophe activity in the quarter, we also benefited from the de-risking of the

CAT
portfolio and we remain on track to achieve our total shareholder return objective.

We continue to
consistently demonstrate our ability to relentlessly execute against our plans regardless of the external
environment.”
Summary of Third Quarter 2021 Net Income and Other Items

●
Net income

(loss) of

$(73.5) million,

equal to

$(1.88) per

share vs.

net income

of $243.1

million,
equal to $6.07 per share in the same period during 2020
●
Net operating income (loss)

of $(52.6) million, equal to

$(1.34) per share vs.

net operating income
of $97.0 million, equal to $2.42 per share in the same period during 2020
●
Underwriting

loss

of

$323.4

million

inclusive

of

catastrophe

losses

from

Hurricane

Ida

and
European

Floods

during

the

quarter,

in

the

amount

of

$635

million

net

of

recoveries

and
reinstatement premiums ($555 million in reinsurance and $80 million in Insurance)
●
GAAP combined

ratio of

112.2% which

includes 26.2 points

of catastrophe

losses vs.

14.0 points
of catastrophe losses in the same period during 2020
●
No change to Covid-19 Pandemic (“Pandemic”) ultimate loss estimates of $511 million
●
Operating cashflow

was $1.2

billion vs

$1.1 billion

a year

ago.

Year

to date

operating cashflow
was $2.8 billion vs $2.2 billion a year ago.

The following table summarizes the Company’s net income and related financial metrics.
Net income and operating income Q3
Year to

Date
Q3
Year to

Date
All values in USD millions except for per share 2021 2021 2020 2020
Everest Re Group
Net income (73.5) 948.4 243.1 450.5
Net operating income (loss) (52.6) 794.7 97.0 344.2
Net income per diluted common share (1.88) 23.72 6.07 11.18
Net operating income per diluted common share (1.34) 19.87 2.42 8.54
Net income annualized return on average equity (3.0%) 13.6% 11.0% 6.8%
Net operating income annualized return on average equity (2.2%) 11.4% 4.4% 5.2%
Period end equity and book value

Q3 2021

Year to

Date
Shareholders' equity 9,978.6
Book value per share 253.40
Change in BVPS adjusted for dividends 6.1%
Total Shareholder Return ("TSR") - Annualized 13.2%
Notes
1/ Refer to the reconciliation of net income to net operating income found on page 7 of this
press release
The following information summarizes the Company’s underwriting results, on a consolidated basis and by segment – Reinsurance and Insurance, with selected commentary on results by segment.
Underwriting information - Everest Re Group Q3 Year to Date Q3 Year to Date
Year on Year

All values in USD millions except for percentages 2021 2021 2020 2020 Q3 Year to Date
Gross written premium 3,497.6 9,619.2 2,791.6 7,731.8 25.3% 24.4%
Net written premium 3,025.8 8,389.1 2,448.7 6,667.6 23.6% 25.8%
Loss ratio 85.6% 73.3% 78.7% 72.8%

6.9 pts

0.5 pts
Commission and brokerage ratio 21.2% 21.2% 20.2% 21.7%

1.0 pts

(0.5) pts
Other underwriting expenses 5.3% 5.6% 6.3% 6.1%

(1.0) pts

(0.5) pts
Combined ratio 112.2% 100.1% 105.2% 100.6%

7.0 pts

(0.5) pts
Attritional combined ratio 87.9% 87.6% 85.8% 88.0%

2.1 pts

(0.4) pts
Pre-tax net catastrophe losses 635.0 940.0 300.0 345.0
Pre-tax net covid losses

-

-
124.9 434.9
Pre-tax net prior year reserve development (1.6) (6.1) (1.3) 1.4
Notes
1/ Attritional ratios exclude prior year reserve development, Covid-19 pandemic impacts, catastrophe losses, and reinstatement premiums
2/Pre-tax net catastrophe losses are net of reinsurance and

reinstatement premiums
Reinsurance segment
●
Reinsurance achieved excellent

growth in the

quarter, growing

premium 19% year

over year to

$2.5
billion.

The growth was driven by continued partnership with our core clients and Everest’s position
as a preferred reinsurance platform.

All target classes of business and geographies saw growth in the quarter,

and

our

portfolio

is

benefiting

from

improved

economic

conditions

and

strong

rate
performance by our cedants.
●
The attritional combined ratio for the quarter of

87.1% reflects the deliberate and targeted

shaping of
our

portfolio

to

maximize

long

term

results

with

a

higher

mix

of

pro

rata

structures,

an

improved
balance

of

property

and

casualty

exposures,

prudence

in

loss

ratio

selections,

and

continuous
expense

discipline.

The

operating

expense

ratio

of

2.3%

is

world

class

and

demonstrates

the
scalability of our franchise.
●
Reinsurance

CAT

losses

for

the

quarter

totaled

$555

million

net

of

recoveries

and

reinstatement
premiums,

driven

by

Hurricane

Ida

and

the

Berndt

flooding

event

in

Europe.

The

cumulative,
deliberate,

and

purposeful

actions

we

have

taken

to

reduce

volatility

have

reduced

our

company’s
risk profile.
Underwriting information - Reinsurance segment
Q3
Year to Date
Q3
Year to Date
Year on Year
All values in USD millions except for percentages
2021 2021 2020 2020 Q3
Year to Date
Gross written premium 2,488.3 6,695.6 2,087.0 5,403.1 19.2% 23.9%
Net written premium 2,293.0 6,265.8 1,936.9 4,974.0 18.4% 26.0%
Loss ratio 89.4% 74.1% 80.0% 72.2%

9.4 pts

1.9 pts
Commission and brokerage ratio 23.8% 23.8% 22.3% 24.3%

1.5 pts

(0.5) pts
Other underwriting expenses 2.3% 2.5% 3.1% 2.9%

(0.8) pts

(0.4) pts
Combined ratio 115.5% 100.5% 105.4% 99.4%

10.1 pts

1.1 pts
Attritional combined ratio 87.1% 86.3% 83.0% 85.7%

4.1 pts

0.6 pts
Pre-tax net catastrophe losses 555.0 802.5 262.5 287.0
Pre-tax net covid losses

-

-
109.9 351.0
Pre-tax net prior year reserve development (1.6) (4.9) (1.3) (3.1)
Notes
1/ Attritional ratios exclude prior year reserve development, Covid-19 pandemic impacts, catastrophe losses, and reinstatement premiums
2/Pre-tax net catastrophe losses are net of reinsurance and

reinstatement premiums
Insurance segment

●
Everest

Insurance

reported

another

outstanding

premium

quarter

with

record

quarterly

growth

of
43%

driving

over

$1.0

billion

in

gross

written

premium

for

a

second

consecutive

quarter.

The
exceptional growth

in Q3

was driven

by increasingly

favorable economic

conditions,

new business
growth,

and

the

combined

impact

of

strong

renewal

retention

and

a

continuing

favorable

rate
environment.
●
The Insurance segment

also continues

to expand

attritional underwriting

margins with

improvement
in the loss and expense ratio and delivered a record-setting attritional combined ratio of 90.3%.
●
These results reflect

our relentless focus

on execution

and the success

of our

nimble and disciplined
underwriting,

which

reacts

quickly

to

market

conditions

and

best

positions

our

portfolio

for

long
term profitability.

Underwriting information - Insurance segment
Q3 Year to Date Q3 Year to Date
Year on Year
All values in USD millions except for percentages 2021 2021 2020 2020 Q3 Year to Date
Gross written premium 1,009.3 2,923.6 704.6 2,328.7 43.2% 25.5%
Net written premium 732.8 2,123.3 511.8 1,693.6 43.2% 25.4%
Loss ratio 74.7% 70.8% 74.8% 74.6%

(0.1) pts

(3.8) pts
Commission and brokerage ratio 13.7% 13.4% 13.4% 14.0%

0.3 pts

(0.6) pts
Other underwriting expenses 14.1% 14.5% 16.3% 15.4%

(2.2) pts

(0.9) pts
Combined ratio 102.5% 98.7% 104.5% 104.0%

(2.0) pts

(5.3) pts
Attritional combined ratio 90.3% 91.5% 94.2% 94.3%

(3.9) pts

(2.8) pts
Pre-tax net catastrophe losses 80.0 137.5 37.5 58.0
Pre-tax net covid losses

-

-
15.0 84.0
Pre-tax net prior year reserve development

-
(1.2)

-
4.6
Notes
1/ Attritional ratios exclude prior year reserve development, Covid-19 pandemic impacts, catastrophe losses, and reinstatement premiums
2/Pre-tax net catastrophe losses are net of reinsurance and

reinstatement premiums
Investments and Shareholders’ Equity
●
Total

invested assets

and cash of

$27.8 billion

at September 30,

2021, 9.0%

growth versus year

end
2020
● Shareholders’ equity of $10.0 billion as of September 30, 2021
● Book value per diluted share of $253.40 at September 30, 2021 vs. $243.25 at December 31, 2020
●
Excluding

unrealized

gains

(losses)

on

fixed

income

investments,

book

value

per

diluted

share

of
$242.83 at September 30, 2021, vs. $225.15 at December 31, 2020
●
Common share dividends declared and paid in the quarter of $1.55 per share, equal to $61.5 million

●
Common

share

repurchases

of

$160

million

during

the

quarter,

representing

625,358

shares

at

an
average price of $255.43 per share
Equity and Book Value per Share Q3
Year to

Date
Q3
Year to

Date
All values in USD millions except for per share
2021 2021
2020 2020
Beginning shareholders' equity 10,416.8 9,726.2
9,286.3 9,132.9
Net income (73.5) 948.4
243.1 450.5
Change- unrealized gains (losses) - Fixed inc. investments (101.4) (307.9)
52.0 348.5
Dividends to shareholders (61.5) (185.7)
(61.9) (187.1)
Purchase of treasury shares (159.7) (200.1)
-
(200.0)
Other (42.1) (2.3)
71.8 46.5
Ending shareholders' equity 9,978.6 9,978.6
9,591.3 9,591.3
Common shares outstanding
39.38 39.97
Book value per common share outstanding
253.40 239.98
Less: Unrealized on fixed inc. investments ("URAD")
10.57 16.34
Book value excl. URAD per common share outstanding
242.83 223.64
Common share dividends paid - last 12 months
6.20 6.20

This

news

release

contains

forward-looking

statements

within

the

meaning

of

the

U.S.

federal

securities
laws. We

intend these

forward-looking

statements to

be covered

by the

safe harbor

provisions

for forward-
looking statements in

the U.S. Federal securities

laws. These statements involve

risks and uncertainties

that
could cause actual

results

to differ

materially from

those contained

in forward

-looking statements

made on
behalf of the Company. These risks and uncertainties include the impact of general economic conditions and conditions

affecting

the

insurance

and

reinsurance

industry,

the

adequacy

of

our

reserves,

our

ability

to
assess underwriting

risk, trends

in rates

for property

and casualty

insurance and

reinsurance, competition,
investment

market

and

investment

income

fluctuations,

trends

in

insured

and

paid

losses,

catastrophes,
pandemic,

regulatory

and

legal

uncertainties

and

other

factors

described

in

our

latest

Annual

Report

on
Form

10-K.

The

Company

undertakes

no

obligation

to

publicly

update

or

revise

any

forward-looking
statements, whether as a result of new information, future events or otherwise.
About Everest Re Group, Ltd.
Everest Re Group, Ltd.

(“Everest”) is a leading

global provider of reinsurance

and insurance, operating for
close

to

50

years

through

subsidiaries

in

the

U.S.,

Europe,

Singapore,

Canada,

Bermuda,

and

other
territories.
Everest offers

property,

casualty,

and specialty

products through

its various

operating affiliates

located in
key markets around the world.
Everest common stock (NYSE:RE) is a component of the S&P 500 index.
Additional

information

about

Everest,

our

people,

and

our

products

can

be

found

on

our

website

at
www.everestre.com . All issuing companies may not do business in all jurisdictions.
A

conference call discussing the third

quarter results will be

held at

8:00 a.m.

Eastern Time

on October 28,
2021.

The call

will be

available

on the Internet

through

the Company’s

web site

at everestre.com/investors.
Recipients are encouraged to visit the Company’s web site to view supplemental financial

information on the
Company’s

results.

The

supplemental

information

is

located

at
www.everestre.com

in

the
“Investors/Financials/Quarterly

Results” section of the

website.

The supplemental financial information

may
also be

obtained

by contacting

the Company

directly.

_______________________________________________
The Company

generally uses

after-tax operating

income (loss),

a non-GAAP

financial measure, to

evaluate
its

performance.

After-tax

operating

income

(loss)

consists

of

net

income

(loss)

excluding

after-tax

net
realized

capital

gains

(losses)

and

after-tax

net

foreign

exchange

income

(expense)

as

the

following
reconciliation displays:

Three Months Ended September 30, Nine Months Ended September 30,
(Dollars in thousands, except per share amounts)
2021 2020 2021 2020
(unaudited) (unaudited)
Per Diluted Per Diluted Per Diluted Per Diluted
Amount Share Amount Share Amount Share Amount Share
Net income (loss) ($73,468) ($1.88) $243,057 $6.07 $948,376 $23.72 $450,549 $11.18
After-tax net realized capital gains (losses) ($2,591) ($0.07) $88,911 $2.22 $111,196 $2.78 $67,067 $1.66
After-tax net foreign exchange income (expense) ($18,314) ($0.47) $57,157 $1.43 $42,526 $1.06 $39,233 $0.97
After-tax operating income (loss) ($52,563) ($1.34) $96,989 $2.42 $794,654 $19.87 $344,249 $8.54
(Some amounts may not reconcile due to rounding.)
Although net

realized capital

gains (losses)

and net

foreign exchange

income (expense)

are an

integral part
of the

Company’s

insurance operations,

the determination

of net

realized capital

gains (losses)

and foreign
exchange income

(expense) is

independent

of the

insurance underwriting

process.

The

Company

believes
that

the

level

of

net

realized

capital

gains

(losses)

and

net

foreign

exchange

income

(expense)

for

any
particular

period

is

not

indicative

of

the

performance

of

the

underlying

business

in

that

particular

period.

Providing only

a GAAP

presentation of

net income

(loss) makes

it more

difficult for

users of

the financial
information to

evaluate the

Company’s

success or

failure in

its basic

business and

may lead

to incorrect

or
misleading assumptions and conclusions.

The Company understands that the equity analysts who follow the
Company focus on

after-tax operating

income (loss)

in their

analyses for

the reasons discussed

above.

The
Company

provides

after-tax

operating

income

(loss)

to

investors

so

that

they

have

what

management
believes to be a useful supplement to GAAP information concerning the Company’s performance.

--Financial

Details

Follow--

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS

OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)
Three Months Ended

Nine Months Ended

September 30, September 30,
(Dollars in thousands, except per share amounts) 2021 2020 2021 2020
(unaudited) (unaudited)
REVENUES:
Premiums earned

$2,656,403 $2,205,811 $7,602,640 $6,285,030
Net investment income 292,759 234,233 960,267 420,116
Net realized capital gains (losses):
Credit allowances on fixed maturity securities (7,329) 6,196 (30,234) (19,641)
Other net realized capital gains (losses) 3,107 104,007 169,023 103,904
Total net realized capital gains (losses) (4,222) 110,203 138,789 84,263
Other income (expense) (19,517) 59,937 44,190 47,306
Total revenues 2,925,423 2,610,184 8,745,886 6,836,715
CLAIMS AND EXPENSES:
Incurred losses and loss adjustment expenses

$2,274,301 $1,736,210 $5,571,861 $4,574,066
Commission, brokerage, taxes and fees 564,335 445,332 1,611,095 1,360,170
Other underwriting expenses

141,150 138,875 424,225 385,865
Corporate expenses 17,817 10,618 46,363 29,184
Interest, fees and bond issue cost amortization expense 15,539 6,641 46,785 21,477
Total claims and expenses 3,013,142 2,337,676 7,700,329 6,370,762
INCOME (LOSS) BEFORE TAXES (87,719) 272,508 1,045,557 465,953
Income tax expense (benefit) (14,251) 29,451 97,181 15,404
NET INCOME (LOSS) $(73,468) $243,057 $948,376 $450,549
Other comprehensive income (loss), net of tax:
Unrealized appreciation (depreciation) ("URA(D)")

on securities arising
during the period
(100,021) 63,480 (304,465) 335,835
Reclassification adjustment for realized losses (gains) included in net
income (loss)
(1,388) (11,453) (3,464) 12,689
Total URA(D) on securities arising during the period (101,409) 52,027 (307,929) 348,524
Foreign currency translation adjustments (53,599) 60,628 (28,886) 30,390
Reclassification adjustment for amortization of net (gain)

loss included in
net income (loss)
1,563 1,806 5,649 4,532
Total benefit plan net gain (loss) for the period 1,563 1,806 5,649 4,532
Total other comprehensive income (loss), net of tax (153,445) 114,461 (331,166) 383,446
COMPREHENSIVE INCOME (LOSS) $(226,913) $357,518 $617,210 $833,995
EARNINGS PER COMMON SHARE:
Basic $(1.88) $6.08 $23.74 $11.20
Diluted (1.88) 6.07 23.72 11.18

EVEREST RE GROUP, LTD.
CONSOLIDATED BALANCE SHEETS
September 30,
December 31,
(Dollars and share amounts in thousands, except par value

per share)
2021

2020

(unaudited)
ASSETS:
Fixed maturities - available for sale, at market value

(amortized cost: 2021, $21,182,756;

2020, $19,225,067, credit allowances: 2021, ($31,980);

2020,
($1,745))
$21,623,119 $20,040,173
Equity securities, at fair value 1,523,595 1,472,236
Short-term investments (cost: 2021, $713,144; 2020, $1,135,088) 713,144 1,134,950
Other invested assets 2,855,372 2,012,581
Cash 1,068,441 801,651
Total investments and cash 27,783,671 25,461,591
Accrued investment income 170,364 141,304
Premiums receivable 3,408,338 2,680,562
Reinsurance recoverables 2,215,380 1,994,555
Funds held by reinsureds 811,269 716,655
Deferred acquisition costs 797,735 622,053
Prepaid reinsurance premiums 552,468 412,015
Income taxes net recoverable - 17,253
Other assets 866,872 742,369
TOTAL ASSETS $36,606,097 $32,788,357
LIABILITIES:
Reserve for losses and loss adjustment expenses 18,956,953 16,398,997
Future policy benefit reserve 36,533 37,723
Unearned premium reserve 4,421,098 3,501,359
Funds held under reinsurance treaties 18,279 15,807
Other net payable to reinsurers 485,682 294,347
Losses in course of payment 150,784 127,971
Senior notes due 6/1/2044 397,284 397,194
Senior notes due 10/1/2050 979,915 979,524
Long term notes due 5/1/2067 223,749 223,674
Borrowings from FHLB 310,000 310,000
Accrued interest on debt and borrowings 23,267 10,460
Unsettled securities payable 83,626 206,693
Income taxes net payable 4,074 -
Other liabilities 536,218 558,432
Total liabilities 26,627,462 23,062,181
SHAREHOLDERS' EQUITY:
Preferred shares, par value: $0.01; 50,000 shares authorized;
no shares issued and outstanding - -
Common shares, par value: $0.01; 200,000 shares authorized; (2021)

69,806
and (2020) 69,620 outstanding before treasury shares 698 696
Additional paid-in capital 2,266,342 2,245,301
Accumulated other comprehensive income (loss), net of deferred income tax expense
(benefit) of $44,338 at 2021 and $80,451 at 2020 203,733 534,899
Treasury shares, at cost; 30,427 shares (2021) and 29,636 shares (2020) (3,822,235) (3,622,172)
Retained earnings 11,330,097 10,567,452
Total shareholders' equity

9,978,635 9,726,176
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $36,606,097 $32,788,357

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS

OF CASH FLOWS

Nine Months Ended

September 30,
(Dollars in thousands)
2021 2020
(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss) $948,376 $450,549
Adjustments to reconcile net income to net cash provided

by operating activities:
Decrease (increase) in premiums receivable (736,614) (357,162)
Decrease (increase) in funds held by reinsureds, net (92,512) (53,878)
Decrease (increase) in reinsurance recoverables (230,593) (172,454)
Decrease (increase) in income taxes 57,270 184,311
Decrease (increase) in prepaid reinsurance premiums (146,639) (7,963)
Increase (decrease) in reserve for losses and loss adjustment expenses
2,576,049 1,665,982
Increase (decrease) in future policy benefit reserve (1,189) (2,218)
Increase (decrease) in unearned premiums 927,524 392,904
Increase (decrease) in other net payable to reinsurers 198,954 68,784
Increase (decrease) in losses in course of payment 23,661 132,208
Change in equity adjustments in limited partnerships (543,401) (12,475)
Distribution of limited partnership income 105,571 55,576
Change in other assets and liabilities, net (247,615) (131,224)
Non-cash compensation expense

33,199 29,337
Amortization of bond premium (accrual of bond discount) 57,289 32,594
Net realized capital (gains) losses

(138,789) (84,263)
Net cash provided by (used in) operating activities 2,790,541 2,190,608
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from fixed maturities matured/called - available for sale,

at market value
2,756,963 1,781,821
Proceeds from fixed maturities sold - available for sale,

at market value
883,149 1,390,747
Proceeds from fixed maturities sold - available for sale,

at fair value
- 2,054
Proceeds from equity securities sold, at fair value 578,894 329,750
Distributions from other invested assets 216,573 210,527
Cost of fixed maturities acquired - available for sale, at market value
(5,670,636) (3,874,890)
Cost of equity securities acquired, at fair value (507,862) (460,953)
Cost of other invested assets acquired (604,180) (392,650)
Net change in short-term investments 422,643 (804,744)
Net change in unsettled securities transactions (177,259) 89,064
Net cash provided by (used in) investing activities (2,101,715) (1,729,274)
CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares issued during the period for share-based

compensation, net of expense
(12,156) (13,617)
Purchase of treasury shares (200,064) (200,020)
Dividends paid to shareholders (185,731) (187,110)
Cost of debt repurchase - (10,647)
FHLB borrowings (repayments) - 90,000
Cost of shares withheld on settlements of share-based compensation awards
(15,133) (15,298)
Net cash provided by (used in) financing activities (413,084) (336,691)
EFFECT OF EXCHANGE RATE CHANGES ON CASH (8,952) 6,203
Net increase (decrease) in cash 266,790 130,845
Cash, beginning of period 801,651 808,036
Cash, end of period $1,068,441 $938,881
SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (recovered) $39,767 $(169,149)
Interest paid

33,422 16,731